DEFINED ASSET FUNDS

SELECT TEN PORTFOLIO-
SERIES A WINTER-1996

A SIMPLE INVESTMENT STRATEGY FOR HIGHER TOTAL RETURN

THE DOW JONES INDUSTRIAL AVERAGE

The Dow Jones Industrial Average (DJIA) consists of 30 common stocks chosen by the editors of The Wall Street Journal as representative of the New York Stock Exchange and of American industry. The companies are highly capitalized in their industries and their stocks are widely held by individual and institutional investors:

Allied Signal                            Procter & Gamble
J.P. Morgan                              American Express
3M                                       International Paper
Du Pont                                  Philip Morris
Eastman Kodak                            United Technologies
Goodyear                                 Sears Roebuck & Co.
Bethlehem Steel                          Exxon
IBM                                      Texaco
General Electric                         Coca-Cola
General Motors                           Union Carbide
McDonald's                               Walt Disney
Chevron                                  AT&T
Caterpillar                              Westinghouse Electric
Boeing                                   Woolworth
Merck                                    Aluminum Co. of America

With so many choices available, selecting investments for your portfolio can be complicated. Sometimes, simple can be better.

The Select Ten Strategy

The Select Ten Portfolio seeks total return by holding the ten highest dividend-yielding stocks of the Dow Jones Industrial Average [(Footnote:) The name "Dow Jones Industrial Average" is the property of Dow Jones & Company, Inc., which has not participated in any way in the creation of the Select Ten Portfolio or the selection of its stocks and is unaffiliated with the portfolio. (end of footnote)] (the "Strategy Stocks" for about one year. It's simple. It's convenient.


It's Simple

The Portfolio offers a simple way to seek potential values in the equity market by investing in leading companies that are currently out of favor.

The Portfolio consists of approximately equal values of the ten stocks in the DJIA having the highest dividend yield at the time of the offering, and will hold them for about one year. After one year, the Portfolio will liquidate. You may choose to reinvest your proceeds into the next portfolio of the then-current Strategy Stocks, if available, at a reduced sales charge, or you can take the cash.

You can get started with the Select Ten Portfolio for as little as about $250 in a regular or IRA account.

It's Convenient

With the Select Ten Portfolio, you have a convenient way to invest in a fixed portfolio of well known stocks with just on purchase. You'll also enjoy the advantages of:

  Quarterly dividends. you will receive four consolidated checks per year, not 40 for the 10 stocks.

  Reinvestment. You may choose to reinvest your dividends at a reduced sales charge to compound your income.

  No sell decisions. You are buying and holding for about a year, a portfolio of established companies with relatively high dividend yields.

  A deferred sales charge. You pay only part of your total sales charge when you buy, since most will be collected on a deferred basis. This way, more of your money is put to work immediately.

Defining Your Risks

At Defined Asset Funds, our goal is to give investors the information they need to make informed decisions. The following are important facts to keep in mind when considering this investment for your portfolio. Please read them carefully. Your financial professional will be happy to answer any questions you may have.

  The Portfolio is designed for investors able and willing to assume the risks generally associated with equity investments. It may not be appropriate for investors seeking preservation of capital or high current income.

  There can be no assurance that the Portfolio or Strategy will meet its objective.

  The value of your investment will fluctuate with the prices of the underlying stocks. There is no guarantee that dividend rates will be maintained or that stock prices will not decrease.

  Stocks may have higher yields because they or their industries are experiencing financial difficulties or are out of favor. There can be no assurance the market factors that caused these relatively low prices and high yields will change.

Time-Tested Track Record

We analyzed the Strategy of investing in the ten highest dividend-yielding stocks, or "Strategy Stocks," over a 20-year period to see how it had performed. Although past performance is no guarantee of future results, as you can see from the graph below, the results are compelling.


[A mountain chart, captioned "Suppose you had invested $10,000 in the Strategy in 1976?", compares the cumulative annual performance from 1976 through 1995 of the Strategy Stocks (ochre) with the Dow Jones Industrial Average (blue).
A box in upper left quadrant indicates the components of the chart. The x axis reflects years and the y axis reflects dollar amounts in $25,000 increments. The initial value of the Dow Jones Industrial Average is indicated at about $10,000; the initial value of the Strategy Stocks is slightly higher (at about $11,000). The right margin shows ending values of: $261,132 (Strategy) and $137,445 (Index), both ending in 1995.]



It is important to note that the actual performance of a Portfolio will differ from that of the Strategy Stocks because the Portfolio has sales charges and pays brokerage commissions and expenses. Strategy Stock figures are generally annual figures based on the closing sale prices on December 31, while the Portfolios are established and liquidated at different times during the year. Also, performance varies because Portfolios normally purchase and sell stocks at prices different from the closing price used in determining the Portfolio's unit price, and the Portfolio is not fully invested at all times and not all stocks may be weighted equally.

The chart above represents past performance of the DJIA and the Stragegy STocks (but not any portfolio) and should not be considered indicative of future resutls. The performance of the Strategy is a hypothetical example of how the Select Ten Portfolio could have performed if its Strategy had been employed since 1976. The chart assumes that all dividends during a year are reinvested at the end of that year. It does not reflect sales charges, commissions, expenses or taxes.

Select Ten Portfolio 1996 Series A (Winter)*
                                                              Current
                                                              Dividend
        Name Of Issuer              Ticker Symbol              Yield+

1.       Philip Morris
           Companies, Inc.               MO                     4.40%
2.       Texaco, Inc.                    TX                     4.15
3.       J.P. Morgan & Co. Inc.         JPM                     4.09
4.       Exxon Corporation              XON                     3.74
5.       Chevron Corporation            CHV                     3.73
6.       Minnesota Mining &
           Manufacturing Co.            MMM                     2.95
7.       Du Pont De Nemours
           & Company                     DD                     2.94
8.       International Paper
           Company                       IP                     2.70
9.       Caterpillar, Inc.              CAT                     2.59
10.      General Electric Company        GE                     2.58

  *Initial date of deposit - January 18,1996.

  +Current Dividend Yield for each security was calculated by annualizing the last quarterly or semi annual ordinary dividend distributed on that security and dividing the result by that security's market value as of the close of trading on January 17, 1996. There can be no assurance that future dividends, if any, will be maintained at the indicated rates.

The Strategy may not necessarily reflect the research opinions or any buy or sell recommendation of any of the Sponsors.

Prior Select Ten Portfolio Performance++

The following shows total returns(price changes plus dividends received, divided by the maximum initial public offering price) for each completed prior series, and reflects all sales charges and expenses.

Fund                           Term                   Total Return

Series B

1991 Spring               5/17/91-6/12/92                14.72%
1992 Spring               5/5/92-5/14/93                  4.67%
1993 Spring               5/5/93-5/13/94                  6.83%
1994 Spring               5/6/94-5/31/95                 19.05%

Series C

1992 Autumn               9/1/92-9/14/93                 17.01%
1993 Autumn               9/1/93-9/16/94                  7.08%
1994 Autumn               9/7/94-9/29/95                 23.90%

Series A

1992 Winter               1/3/92-1/8/93                   0.07%
1993 Winter               1/4/93-1/14/94                 23.93%
1994 Winter               1/5/94-1/27/95                 -0.52%

On the same basis, including presently outstanding series, an investor who reinvested all income and principal distributions in the next available series would have received the following results:

    Series              Term           Total Return         Average
                                                         Annual Return

Spring             5/17/91-12/31/95       85.31%              14.28%
Autumn              9/1/92-12/31/95       71.95%              17.70%
Winter              1/3/92-12/31/95       65.77%              13.51%

++This represents past performance, and is no guarantee of future results.

Historical Performance of Strategy Stocks

If the Strategy had been follow for the last 20 years, investors generally would have achieve a higher total return than if they had invested in the entire DJIA.

Below is a hypothetical example of how the Strategy would have performed on a theoretical basis from January 1, 1976 through December 31, 1995. Past performance shown is no guarantee of future results of any portfolio. The figures do not reflect the Portfolio's sales charges, commissions, expenses, or reinvestment of dividends.

Strategy Illustration

January 1, 1976-December 31, 1995

                                                    Strategy Stocks
Year                        DJIA Total Return        Total Return

1976                              22.72%                  34.81%
1977                             -12.71%                  -0.83%
1978                               2.69%                   0.16%
1979                              10.52%                  12.35%
1980                              21.41%                  26.37%
1981                              -3.40%                   7.47%
1982                              25.79%                  25.46%
1983                              25.68%                  38.46%
1984                               1.06%                   7.34%
1985                              32.78%                  28.63%
1986                              26.91%                  34.57%
1987                               6.02%                   6.97%
1988                              15.95%                  21.50%
1989                              31.71%                  27.30%
1990                              -0.57%                  -7.94%
1991                              23.93%                  33.37%
1992                               7.34%                   8.32%
1993                              16.72%                  26.92%
1994                               4.95%                   3.89%
1995                              36.48%                  36.48%

Average                           14.00%                  17.72%

* As indicated, the Strategy Stocks underperformed the DJIA in 6 years, and there can be no assurance that the Portfolio will outperform the DJIA. After Portfolio sales charges and expenses, a Portfolio would have outperformed the DJIA in 10 of the 20 years.

Average annual total returns represent the annual rate of price appreciation, plus dividends reinvested at the end of each year

Defining Your Cost

Low Initial Sales Charge/Reduced Charge for Rollovers

As illustrated in the chart below, first-time investors pay a 1% maximum sales charge when they buy. In addition, a deferred sales charge of $1.75 per 1,000 units will be deducted from the Portfolio's net asset value each month over the last ten months of the Portfolio's life ($17.50 total). This deferred method of payment keeps more of your money invested over a longer period of time.



                                                             As a % of
                                        Amount per        Public Offering
Amount Purchased                       1,000 Units             Price


Maximum Initial Sales Charge              $10.00                 1.00%

Deferred Sales Charge                     $17.50                 1.75%



Your Total Costs                          $27.50                 2.75%


When you reinvest the proceeds of your investment into a new portfolio, if available, you will not be subject to the 1% initial charge, just the $17.50 deferred fee. If you sell your investment before maturity, the remaining deferred sales charge and, in the secondary market, a charge to reflect estimated costs of liquidating securities to meet cash redemptions, will be deducted.

Volume Purchase Discounts

For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.

                            Deferred Sales          Total Sales Charge
                              Charge per              as a % of the
Amount Purchased             1,000 units          Public Offering Price


Less than $50,000               $17.50                      3.25%

$50,000 to $99,999              $17.50                      2.50%

$100,000 to $249,999            $17.50                      2.00%

$250,000 or more                $17.50                      1.75%


Tax Reporting

The proceeds received when you sell this investment will reflect the deduction of the deferred sales charge and the charge for organizational expenses. In addition, the annual statement and the relevant tax reporting forms you receive at year-end will reflect the actual amount paid to you (net of the deferred sales charge and the charge for organizational expenses). Accordingly, you should not increase your basis in your units by the deferred sales charge and the charge for organizational expenses.



Don't Delay

Call your financial professional for a free prospectus containing more complete information, including all charges and expenses. Read it carefully before you invest.

Units of the Spring 1996 Series are not yet available, Information herein is subject to amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This document shall not constitute an offer to buy nor shall there be any sale of these securities in any state in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state.